HC2 Holdings, Inc. Q2 2019 Earnings Release Supplement August 8, 2019 © HC2 HOLDINGS, INC. 2019

Safe Harbor Disclaimers Special Note Regarding Forward-Looking Statements Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This presentation contains, and certain oral statements made by our representatives from time to time may contain, forward-looking statements. Generally, forward-looking statements include information describing actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “guidance,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. The forward-looking statements in this presentation include, without limitation, our 2019 guidance for the Construction segment and statements regarding our expectations regarding building shareholder value and future cash flow and invested assets. Such statements are based on the beliefs and assumptions of HC2's management and the management of HC2's subsidiaries and portfolio companies. HC2 believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and HC2’s actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of important factors, both positive and negative, that may be revised or supplemented in subsequent statements and reports filed with the Securities and Exchange Commission (“SEC”), including in our reports on Forms 10-K, 10-Q, and 8-K. Such important factors include, without limitation, issues related to the restatement of our financial statements; the fact that we have historically identified material weaknesses in our internal control over financial reporting, and any inability to remediate future material weaknesses; capital market conditions, including the ability of HC2 and subsidiaries to raise capital; the ability of HC2's subsidiaries and portfolio companies to generate sufficient net income and cash flows to make upstream cash distributions; volatility in the trading price of HC2 common stock; the ability of HC2 and its subsidiaries and portfolio companies to identify any suitable future acquisition or disposition opportunities; HC2's ability to realize efficiencies, cost savings, income and margin improvements, growth, economies of scale and other anticipated benefits of strategic transactions; difficulties related to the integration of financial reporting of acquired or target businesses; difficulties completing pending and future acquisitions and dispositions; effects of litigation, indemnification claims, and other contingent liabilities; changes in regulations and tax laws; and risks that may affect the performance of the operating subsidiaries and portfolio companies of HC2. Although HC2 believes its expectations and assumptions regarding its future operating performance are reasonable, there can be no assurance that the expectations reflected herein will be achieved. These risks and other important factors discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the SEC, and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to HC2 or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. HC2 has no obligation to update any of the guidance provided to conform to actual results or changes in HC2's expectations. All statements speak only as of the date made, and unless legally required, HC2 undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. © HC2 HOLDINGS, INC. 2019

Safe Harbor Disclaimers Non-GAAP Financial Measures In this release, HC2 refers to certain financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”), including Adjusted EBITDA (excluding the Insurance segment) and Adjusted Operating Income (“Insurance AOI”) and Pre-tax Adjusted Operating Income ("Pre-tax Insurance AOI") for our Insurance segment. Adjusted EBITDA Management believes that Adjusted EBITDA measures provide investors with meaningful information for gaining an understanding of the Company’s results as it is frequently used by the financial community to provide insight into an organization’s operating trends and facilitates comparisons between peer companies, because interest, taxes, depreciation, amortization and the other items for which adjustments are made as noted in the definition of Adjusted EBITDA below can differ greatly between organizations as a result of differing capital structures and tax strategies. In addition, management uses Adjusted EBITDA measures in evaluating certain of the Company’s segments' performance because they eliminate the effects of considerable amounts of non-cash depreciation and amortization and items not within the control of the Company’s operations managers. While management believes that these non-GAAP measurements are useful as supplemental information, such adjusted results are not intended to replace our GAAP financial results and should be read together with HC2’s results reported under GAAP. Management defines Adjusted EBITDA as net income (loss) as adjusted for depreciation and amortization; amortization of equity method fair value adjustments at acquisition; Other operating (income) expense, which is inclusive of (gain) loss on sale or disposal of assets, lease termination costs, asset impairment expense, and FCC reimbursements; interest expense; net gain (loss) on contingent consideration; loss on early extinguishment or restructuring of debt; gain (loss) on sale of subsidiaries; other (income) expense, net; foreign currency transaction (gain) loss included in cost of revenue; income tax (benefit) expense; (gain) loss from discontinued operations; noncontrolling interest; bonus to be settled in equity; share-based compensation expense; non-recurring items; and acquisition and disposition costs. A reconciliation of Adjusted EBITDA to Net Income (Loss) is included in the financial tables at the end of this release. Management recognizes that using Adjusted EBITDA as a performance measure has inherent limitations as an analytical tool as compared to net income (loss) or other GAAP financial measures, as these non-GAAP measures exclude certain items, including items that are recurring in nature, which may be meaningful to investors. As a result of the exclusions, Adjusted EBITDA should not be considered in isolation and do not purport to be alternatives to net income (loss) or other GAAP financial measures or a measure of our operating performance. Adjusted Operating Income Adjusted Operating Income (“Insurance AOI”) and Pre-tax Adjusted Operating Income (“Pre-tax Insurance AOI”) for the Insurance segment are non-U.S. GAAP financial measures frequently used throughout the insurance industry and are economic measures the Insurance segment uses to evaluate its financial performance. Management believes that Insurance AOI and Pre-tax Insurance AOI measures provide investors with meaningful information for gaining an understanding of certain results and provide insight into an organization’s operating trends and facilitates comparisons between peer companies. However, Insurance AOI and Pre-tax Insurance AOI have certain limitations, and we may not calculate it the same as other companies in our industry. It should, therefore, be read together with the Company's results calculated in accordance with U.S. GAAP. Management recognizes that using Insurance AOI and Pre-tax Insurance AOI as performance measures have inherent limitations as an analytical tool as compared to income (loss) from operations or other U.S. GAAP financial measures, as these non-U.S. GAAP measures excludes certain items, including items that are recurring in nature, which may be meaningful to investors. As a result of the exclusions, Insurance AOI and Pre-tax Insurance AOI should not be considered in isolation and do not purport to be an alternative to income (loss) from operations or other U.S. GAAP financial measures as a measure of our operating performance. Management defines Insurance AOI as Net income (loss) for the Insurance segment adjusted to exclude the impact of net investment gains (losses), including other- than-temporary impairment ("OTTI") losses recognized in operations; asset impairment; intercompany elimination; bargain purchase gains; reinsurance gains; and acquisition costs. Management defines Pre-tax Insurance AOI as Insurance AOI adjusted to exclude the impact of income tax (benefit) expense recognized during the current period. Management believes that Insurance AOI and Pre-tax Insurance AOI provide meaningful financial metrics that help investors understand certain results and profitability. While these adjustments are an integral part of the overall performance of the Insurance segment, market conditions impacting these items can overshadow the underlying performance of the business. Accordingly, we believe using a measure which excludes their impact is effective in analyzing the trends of our operations. © HC2 HOLDINGS, INC. 2019

2Q19 and Subsequent Key Highlights

Construction

DBM GLOBAL

- 2Q19 Net Income of $8.9M; Adjusted EBITDA* of $23.1M, up 49% Y/Y
- Contract backlog of $468.5M at quarter end, $661.5M on an adjusted-basis

Insurance

CONTINENTAL LTC INC.

- YTD Net Income of $64.1M; Pre-tax Insurance AOI* of $61.7M, up $59.0M Y/Y
- Total Adjusted Capital of ~$331M

Life Sciences (Pansend)

R2 dermatology

MediBeacon

- R2 Dermatology and MediBeacon entered into strategic partnerships with Huadong Medical that included new funding via equity investment
  - Initial $10M equity investment in R2 Dermatology at a post-money value of $60M
  - Initial $15M equity investment in MediBeacon at a post-money value of $315M

Broadcasting

HC2 Broadcasting

- 177 operational stations** as of early August 2019
- Cost restructuring initiatives having significant positive impact

Energy

ANG®

- Acquired ampCNG adding 20 fueling stations to ANG's nationwide network
- Total station footprint > 60 stations*** across 17 states

Marine Services

Global Marine

- Seeking strategic alternatives, including possible sale of Global Marine
- Stronger sale process, multiple preliminary bids received, attracting significant interest

* Non-GAAP Measure; see Appendix for reconciliation to U.S. GAAP.
** Broadcasting: Station metrics include pending transactions as of early August 2019.
*** Energy: Fueling stations includes owned/operated, operated and maintained, and stations in-development.

© HC2 HOLDINGS, INC. 2019

HC2

Hybrid, Diversified Long-Term Strategy Strong Cash Flow Driving Growth and Generation Unlocking Value © HC2 HOLDINGS, INC. 2019

Pansend Life Sciences R2 Dermatology • Equity ownership* = ~63.4% ; Fully diluted* = ~57.6% • Investment-to-date = $27.5M • Two distinct medical devices based on unique patented technology, representing addressable markets in Asia and the rest of the world in excess of $20B 1. Contact device sold to physicians to treat brown spots of the skin with the potential to treat other indications ◦ Annual procedure market size is approximately $10B globally ◦ Anticipated product launch in 2020 2. Robotic spray device sold to physicians to provide full body skin lightening/whitening ◦ Annual procedure market size is approximately $14B globally ◦ Anticipated product launch in 2021 • Multiple additional potential medical (e.g. localized psoriasis) and aesthetic applications and devices from the same core technology • Inventors are leading experts in aesthetic medical devices from Hong Kong and Harvard/MGH and, along with the management team, are the same people who developed ZELTIQ's Coolsculpting® for fat reduction and took ZELTIQ public in 2011, prior to its acquisition by Allergan in 2017 for $2.4B • Human proof-of-concept achieved based on >575 treated patients, and key U.S. FDA clearances already in-hand • Entered exclusive distribution agreement with Huadong Medicine. In addition, Huadong made a $10M equity investment in R2 Dermatology at a post-money valuation of $60M that will fund the company's next phase of product and market development * Equity ownership percentage as of June 30, 2019; fully diluted includes all exercisable options and warrants. © HC2 HOLDINGS, INC. 2019

Pansend Life Sciences MediBeacon • Equity ownership* = ~49.9% ; Fully diluted* = ~41.5% • Total investment-to-date = $24.9M • U.S. patents granted = 32 • Company's Fluorescent Agent Platform** enables physiological function monitoring in critical health applications, including: 1. Kidney Health - Transdermal GFR Measurement System ("TGFR") ◦ No clinically practical method exists to measure kidney function in real time at the point of care ◦ Utilizes a patented pharmaceutical entirely eliminated by the kidneys that is bright enough to be detected by a sensor placed on the skin ◦ Received FDA Breakthrough Device designation for the TGFR ◦ Poised to begin pivotal study in U.S. and Europe ◦ Kidney disease affects more than 850M people, representing a multi-billion dollar addressable market 2. Gastrointestinal Health ◦ Grants from the Bill & Melinda Gates Foundation have supported MediBeacon transdermal gastroenterology permeability research ◦ Gastroenterology program to begin human study in Crohn's patients in 2019 • Subsequent to quarter end, entered an exclusive commercialization partnership with Huadong Medicine that included an initial $15M equity investment at $315M post-money valuation, which will fund the company through upcoming FDA pivotal clinical trials and upcoming FDA approval process. * Equity ownership percentages as of June 30, 2019; fully diluted includes all exercisable options and warrants. ** MediBeacon's agents and devices are not approved for human use by any regulatory agency. © HC2 HOLDINGS, INC. 2019

Insurance Continental Insurance Group, Ltd. ("CIGL") Long-Term Care ("LTC") Market History at a Glance • LTC policies were once a high growth product line, considered a mass-market way for middle income families to protect themselves against LTC risk – Medicare covers only a portion of LTC costs / limited post-acute care – Early success in the 1990s followed by declining sales beginning in 2001 – 1M+ policies were written in 2001 vs. <100K written in 2018 • Early underwriting mistakes resulted in rising policy benefit costs and insurer losses – Lower lapses – Longer length of claims – Lower-for-longer interest rates • For most large insurers, LTC has become a non-core segment after scaling back or discontinuing sales altogether © HC2 HOLDINGS, INC. 2019

Insurance Continental Insurance Group, Ltd. ("CIGL") Compelling Opportunity to Create Value Capitalizing on Dislocation in the LTC Insurance Market LTC market attributes create opportunity • Imbalance of potential buyers to motivated sellers – Uncertainty around future capital allocation needs – Volatility of results and potential earnings drag – Distraction to management teams and company focus • Non-core insurance segments can be insufficiently resourced – Lower level of monitoring and internal accountability – Performance issues not addressed early create tail cost issues – Less investment in specialized IT and product management – Administrative activity increases as policy block ages CIGL Poised to Capitalize – LTC as a core focus provides a credible counterparty – Provide sellers with certainty in exchange for upfront capital – Domestic platform centralized around intricacies of LTC management © HC2 HOLDINGS, INC. 2019

Insurance

Continental Insurance Group, Ltd. ("CIGL")

Building a Portfolio

Overview

- Platform established in early 2015 with the formation of CIGL
- Completed initial acquisition from American Financial Group in Dec '15
- Acquired Humana's LTC Insurance block, KMG America, in Aug '18
  - Significant growth in platform, leveraging existing operations in Austin, Texas
  - Provided further platform validation
- 75K CIGL policies in-force, represents 1% of the ~ 7M in-force in the US today
- Significant opportunity for growth through further closed block transactions

Key Metrics

	2Q19 (post-KMG)	2Q18 (pre-KMG)
Balance Sheet		
Statutory Surplus	~$294M	~$69M
Total Adjusted Capital	~$331M	~$85M
Total GAAP Assets	~$5.5B	~$2.1B
Cash and Invested Assets	~$4.4B	~$1.5B
Profitability		
Net Income	$ 30.3 M	$ 0.6 M
Pre-Tax Insurance AOI*	$ 33.0 M	$ 0.5 M

* See Appendix for reconciliation of Non-GAAP to U.S. GAAP.
** All data as of June 30, 2019, unless otherwise noted.

© HC2 HOLDINGS, INC. 2019

HC2 Financial Summary

Selected GAAP Financials

(in millions)	Three Months Ended June 30, 2019	Three Months Ended June 30, 2018	Three Months Increase / (Decrease)	Six Months Ended June 30, 2019	Six Months Ended June 30, 2018	Six Months Increase / (Decrease)
Net revenue	$ 518.6	$ 496.8	$ 21.8	1,010.0	950.5	59.5
Total operating expenses	487.7	502.3	(14.6)	957.5	969.8	(12.3)
Income (loss) from operations	30.9	(5.5)	36.4	52.5	(19.3)	71.8
Interest expense	(23.0)	(17.2)	(5.8)	(45.3)	(36.5)	(8.8)
Gain on sale and deconsolidation of subsidiary	—	102.1	(102.1)	—	102.1	(102.1)
Income from equity investees	6.1	10.7	(4.6)	1.2	5.5	(4.3)
Gain on bargain purchase	1.1	—	1.1	1.1	—	1.1
Other income (expense), net	(4.7)	(0.9)	(3.8)	(1.4)	0.2	(1.6)
Income from continuing operations	10.4	89.2	(78.8)	8.1	52.0	(43.9)
Income tax expense	(1.2)	(9.4)	8.2	(5.2)	(11.1)	5.9
Net income	9.2	79.8	(70.6)	2.9	40.9	(38.0)
Less: Net (income) loss attributable to noncontrolling interest and redeemable noncontrolling interest	0.2	(24.4)	24.6	3.7	(20.5)	24.2
Net income attributable to HC2 Holdings, Inc.	9.4	55.4	(46.0)	6.6	20.4	(13.8)
Less: Preferred dividends, deemed dividends, and repurchase gains	0.4	0.7	(0.3)	(0.8)	1.4	(2.2)
Net income attributable to common stock and participating preferred stockholders	$ 9.0	$ 54.7	$ (45.7)	$ 7.4	$ 19.0	$ (11.6)
Income per common share						
Basic	$ 0.19	$ 1.11		$ 0.15	$ 0.39	
Diluted	$ 0.12	$ 1.08		$ 0.08	$ 0.38	
Weighted average common shares outstanding:						
Basic	45.6	44.2		45.2	44.1	
Diluted	58.1	45.5		59.9	45.3	

* Unaudited

© HC2 HOLDINGS, INC. 2019

HC2 Segment Financial Summary Non-GAAP Measures*: Adjusted EBITDA & Pre-tax Insurance AOI (in millions) Three Months Ended June 30, Six Months Ended June 30, Increase / Increase / 2019 2018 (Decrease) 2019 2018 (Decrease) Core Operating Subsidiaries Construction $ 23.1 $ 15.5 $ 7.6 35.5 25.5 10.0 Marine Services 9.6 20.4 (10.8) 9.7 18.0 (8.3) Energy 1.3 3.0 (1.7) 2.3 3.6 (1.3) Telecommunications 0.8 1.3 (0.5) 1.6 2.4 (0.8) Total Core Operating Subsidiaries 34.8 40.2 (5.4) 49.1 49.5 (0.4) Early Stage and Other Holdings Life Sciences (1.8) (4.8) 3.0 (4.7) (9.2) 4.5 Broadcasting (0.9) (6.3) 5.4 (3.4) (11.3) 7.9 Other and Eliminations — (1.0) 1.0 — (1.2) 1.2 Total Early Stage and Other (2.7) (12.1) 9.4 (8.1) (21.7) 13.6 Non-Operating Corporate (4.4) (5.4) 1.0 (10.5) (12.0) 1.5 Total HC2 Adjusted EBITDA (excluding Insurance) $ 27.7 $ 22.7 $ 5.0 30.5 15.8 14.7 Pre-tax Insurance AOI $ 33.0 $ 0.5 $ 32.5 $ 61.7 $ 2.7 $ 59.0 * Unaudited. See Appendix for reconciliation of Non-GAAP to U.S. GAAP. © HC2 HOLDINGS, INC. 2019

HC2 Corporate Liquidity & Key Priorities Overview & Liquidity 2019 and Near-Term Priorities Overview Priorities • Collateral Coverage Ratio exceeded 2.00x • Reduce HC2 Holdco debt • $53.9M in Consolidated Cash (excluding • Continue on multiple paths to maximize Insurance Segment) value in the Global Marine strategic process • Focus on operational performance, generate increased cash flows Liquidity • Execution of Over-the-Air ("OTA") broadcast • HC2 received $32.7M in dividends, tax share television strategy and net management fees during the first half of 2019: – DBM Global $23.5M (dividends, tax share) – CIGL $4.9M (net management fees) – PTGi ICS $4.3M (dividends) • For the full year 2019, HC2 expects to receive $60-$70M in total dividends, tax share and net management fees from our Construction, Insurance and Telecommunications segments • Expect to receive in excess of $9M from the BeneVir escrow later in the third quarter * All data as of June 30, 2019, unless otherwise noted. © HC2 HOLDINGS, INC. 2019

Appendix © HC2 HOLDINGS, INC. 2019

Construction

DBM Global, Inc.

Consistent, Growing Cash Flows

2019 and Longer Term Initiatives

- Continue to integrate recently acquired Graywolf Industrial
- Build relationships and find additional cross-selling opportunities across the platform
- Remain on schedule with ongoing projects and retain strong pipeline of prospective projects and robust backlog
- Maintain disciplined job selection - continue to select profitable, strategic and "core competency" jobs, not all jobs
- Focus on winning more small to mid-size projects with quicker payment terms

Key Metrics

(in millions)	2Q19	2Q18	YTD 2019	YTD 2018
Revenue	195.7	176.9	387.8	335.9
Net Income	8.9	7.4	11.0	10.8
Adjusted EBITDA*	23.1	15.5	35.5	25.5

- Approximately $468.5M reported backlog; $661.5M adjusted backlog taking into consideration awarded, but not yet signed contracts

* See Appendix for reconciliation of Non-GAAP to U.S. GAAP.
** All data as of June 30, 2019, unless otherwise noted.

© HC2 HOLDINGS, INC. 2019

Marine Services Global Marine Focus on Strategic Alternatives Process Update Key Metrics (in millions) YTD YTD • Continue seeking strategic alternatives, 2Q19 2Q18 2019 2018 including possible sale of Global Marine Revenue 39.4 68.4 81.8 105.1 Net Income (Loss) 1.9 10.9 (4.5) 4.6 Adjusted EBITDA* 9.6 20.4 9.7 18.0 • Approximately $406.2M reported backlog, inclusive of $91.6M of installation projects * See Appendix for reconciliation of Non-GAAP to U.S. GAAP. ** All data as of June 30, 2019, unless otherwise noted. © HC2 HOLDINGS, INC. 2019

Energy American Natural Gas Fueling the Future 2019 and Longer Term Initiatives Key Metrics (in millions) • Recently acquired 20 stations from AMP, YTD YTD 2Q19 2Q18 2019 2018 increasing total station count to approximately 60 stations across 17 states Revenue 5.5 7.1 10.6 11.6 –Complementary station footprint, positions ANG Net Income (Loss) (0.7) 0.7 (1.3) — well in the growing Southeastern U.S. Adjusted EBITDA* 1.3 3.0 2.3 3.6 • Seek to increase existing station utilization; Gasoline Gallon 3.8 2.9 6.9 5.9 currently at less than 25% Equivalents • Continued focus on business development and marketing efforts to drive organic sales • Develop preferred fueling agreements with new and existing customers to ramp up volumes and continue to increase flow of Renewable Natural Gas ("RNG") through ANG stations * See Appendix for reconciliation of Non-GAAP to U.S. GAAP. ** All data as of June 30, 2019, unless otherwise noted. © HC2 HOLDINGS, INC. 2019

Telecommunications PTGI ICS Solid Dividend Contributor Overview of Legacy Investment Key Metrics (in millions) • HC2 has received $16.6 million of YTD YTD 2Q19 2Q18 2019 2018 cumulative dividends from PTGi ICS since 2014, inclusive of $4.3 million dividends paid Revenue 189.3 190.5 344.8 392.8 in the first half 2019 Net Income (Loss) 0.4 1.0 1.0 2.1 • Continue to focus on maximizing cash flow as the international long distance wholesale Adjusted EBITDA* 0.8 1.3 1.6 2.4 voice termination market experiences disruption from increased utilization of OTT applications and VOIP services * See Appendix for reconciliation of Non-GAAP to U.S. GAAP. ** All data as of June 30, 2019, unless otherwise noted. © HC2 HOLDINGS, INC. 2019

HC2 Broadcasting Our New Growth Engine Significant Opportunities Key Station Metrics* • 2019 priorities: Full Power Stations 10 – Complete financing at Broadcasting segment Class A Stations 60 level LPTV Stations 107 – Add broadcast assets where necessary Total Operational Stations 177 – Upgrade technology & infrastructure Silent Licenses & Construction Permits > 350 – Continue building out distribution platform • Once the platform is built, we believe we • Reach over 130 U.S. markets, including 9 of the will be well positioned for margin top 10 DMAs expansion and rapidly growing free cash • Covers approximately 60% of the U.S. flow population * Station metrics include pending transactions as of early August 2019. ** All data as of June 30, 2019, unless otherwise noted. © HC2 HOLDINGS, INC. 2019

Non-GAAP Reconciliations © HC2 HOLDINGS, INC. 2019

Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA

(in millions)	Three Months Ended June 30, 2019								
	Core Operating Subsidiaries				Early Stage & Other				
	Construction	Marine Services	Energy	Telecom	Life Sciences	Broadcasting	Other & Elimination	Non-operating Corporate	Total HC2
Net income attributable to HC2 Holdings, Inc.									$ 9.4
Less: Net Income attributable to HC2 Holdings Insurance segment									30.3
Less: Consolidating eliminations attributable to HC2 Holdings Insurance segment									(3.2)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 8.9	$ 1.9	$ (0.7)	$ 0.4	$ (1.4)	$ (3.5)	$ (0.8)	$ (22.5)	$ (17.7)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:									
Depreciation and amortization	4.0	6.4	1.5	0.1	0.1	1.5	—	—	13.6
Depreciation and amortization (included in cost of revenue)	2.4	—	—	—	—	—	—	—	2.4
Amortization of equity method fair value adjustment at acquisition	—	(0.3)	—	—	—	—	—	—	(0.3)
Other operating (income) expenses	—	(0.8)	0.1	0.5	—	(1.0)	—	—	(1.2)
Interest expense	2.2	1.0	0.5	—	—	2.3	—	17.3	23.3
Other (income) expense, net	0.2	(0.3)	0.1	—	(0.1)	0.3	0.8	3.7	4.7
Net loss on contingent consideration	—	—	—	(0.2)	—	—	—	—	(0.2)
Foreign currency (gain) loss (included in cost of revenue)	—	0.2	—	—	—	—	—	—	0.2
Income tax (benefit) expense	4.1	0.1	—	—	—	0.1	—	(4.8)	(0.5)
Noncontrolling interest	0.8	0.8	(0.3)	—	(0.5)	(1.0)	—	—	(0.2)
Share-based payment expense	—	0.4	—	—	0.1	0.2	—	1.4	2.1
Non-recurring items	—	—	—	—	—	—	—	—	—
Acquisition and disposition costs	0.5	0.2	0.1	—	—	0.2	—	0.5	1.5
Adjusted EBITDA	$ 23.1	$ 9.6	$ 1.3	$ 0.8	$ (1.8)	$ (0.9)	$ —	$ (4.4)	$ 27.7
Total Core Operating Subsidiaries	$ 34.8								

© HC2 HOLDINGS, INC. 2019

Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA

(in millions)	Three Months Ended June 30, 2018								
	Core Operating Subsidiaries				Early Stage & Other				
	Construction	Marine Services	Energy	Telecom	Life Sciences	Broadcasting	Other & Elimination	Non-operating Corporate	Total HC2
Net income attributable to HC2 Holdings, Inc.									$ 55.4
Less: Net Income attributable to HC2 Holdings Insurance segment									0.6
Less: Consolidating eliminations attributable to HC2 Holdings Insurance segment									(2.0)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance segment	$ 7.4	$ 10.9	$ 0.7	$ 1.0	$ 74.2	$ (11.9)	$ (0.5)	$ (25.0)	$ 56.8
Adjustments to reconcile net income (loss) to Adjusted EBITDA:									
Depreciation and amortization	1.6	6.4	1.4	0.1	—	0.8	—	—	10.3
Depreciation and amortization (included in cost of revenue)	1.6	—	—	—	—	—	—	—	1.6
Amortization of equity method fair value adjustment at acquisition	—	(0.4)	—	—	—	—	—	—	(0.4)
Other operating (income) expenses	—	—	0.1	—	—	0.1	—	—	0.2
Gain on sale and deconsolidation of subsidiary	—	—	—	—	(102.1)	—	—	—	(102.1)
Interest expense	0.5	1.3	0.4	—	—	1.5	—	13.5	17.2
Loss on early extinguishment or restructuring of debt	—	—	—	—	—	2.6	—	—	2.6
Other (income) expense, net	—	(2.0)	0.1	0.1	0.1	0.1	0.1	0.2	(1.3)
Foreign currency (gain) loss (included in cost of revenue)	—	(0.4)	—	—	—	—	—	—	(0.4)
Income tax (benefit) expense	3.3	0.1	—	—	—	—	(0.3)	2.8	5.9
Noncontrolling interest	0.6	4.0	0.3	—	20.6	(0.7)	(0.5)	—	24.3
Bonus to be settled in equity	—	—	—	—	—	—	—	0.2	0.2
Share-based payment expense	—	0.5	—	—	—	0.3	0.2	2.7	3.7
Non-recurring items	—	—	—	—	—	—	—	—	—
Acquisition and disposition costs	0.5	—	—	0.1	2.4	0.9	—	0.2	4.1
Adjusted EBITDA	$ 15.5	$ 20.4	$ 3.0	$ 1.3	$ (4.8)	$ (6.3)	$ (1.0)	$ (5.4)	$ 22.7
Total Core Operating Subsidiaries	$ 40.2								

© HC2 HOLDINGS, INC. 2019

Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA

(in millions)

	Six Months Ended June 30, 2019								
	Core Operating Subsidiaries				Early Stage & Other				
	Construction	Marine Services	Energy	Telecom	Life Sciences	Broadcasting	Other & Elimination	Non-operating Corporate	Total HC2
Net Income attributable to HC2 Holdings, Inc.									$ 6.6
Less: Net Income attributable to HC2 Holdings Insurance segment									64.1
Less: Consolidating eliminations attributable to HC2 Holdings Insurance segment									(5.5)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance segment	$ 11.0	$ (4.5)	$ (1.3)	$ 1.0	$ (4.0)	$ (7.9)	$ (0.2)	$ (46.1)	$ (52.0)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:									
Depreciation and amortization	7.9	13.0	2.9	0.2	0.1	2.9	—	—	27.0
Depreciation and amortization (included in cost of revenue)	4.5	—	—	—	—	—	—	—	4.5
Amortization of equity method fair value adjustment at acquisition	—	(0.7)	—	—	—	—	—	—	(0.7)
Other operating (income) expenses	(0.1)	(0.2)	0.1	0.5	—	(1.9)	—	—	(1.6)
Interest expense	4.7	2.1	0.9	—	—	3.9	—	34.0	45.6
Net loss on contingent consideration	—	—	—	(0.2)	—	—	—	—	(0.2)
Other (income) expense, net	0.2	(0.3)	0.2	—	(0.1)	0.4	0.2	1.0	1.6
Foreign currency (gain) loss (included in cost of revenue)	—	0.3	—	—	—	—	—	—	0.3
Income tax (benefit) expense	5.1	0.1	—	—	—	0.1	—	(2.5)	2.8
Noncontrolling interest	0.9	(1.6)	(0.6)	—	(0.8)	(1.6)	—	—	(3.7)
Share-based payment expense	—	0.8	—	—	0.1	0.4	—	2.5	3.8
Non-recurring costs	—	—	—	—	—	—	—	—	—
Acquisition and disposition costs	1.3	0.7	0.1	0.1	—	0.3	—	0.6	3.1
Adjusted EBITDA	$ 35.5	$ 9.7	$ 2.3	$ 1.6	$ (4.7)	$ (3.4)	$ —	$ (10.5)	$ 30.5
Total Core Operating Subsidiaries	$ 49.1								

© HC2 HOLDINGS, INC. 2019

Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA

(in millions)

	Six months ended June 30, 2018								
	Core Operating Subsidiaries				Early Stage & Other				
	Construction	Marine Services	Energy	Telecom	Life Sciences	Broadcasting	Other & Elimination	Non-operating Corporate	Total HC2
Net Income attributable to HC2 Holdings, Inc.									$ 20.4
Less: Net Income attributable to HC2 Holdings Insurance segment									1.8
Less: Consolidating eliminations attributable to HC2 Holdings Insurance segment									(4.0)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 10.8	$ 4.6	$ —	$ 2.1	$ 70.2	$ (24.5)	$ (0.7)	$ (39.9)	$ 22.6
Adjustments to reconcile net income (loss) to Adjusted EBITDA:									
Depreciation and amortization	3.2	13.3	2.7	0.2	0.1	1.4	—	—	20.9
Depreciation and amortization (included in cost of revenue)	3.2	—	—	—	—	—	—	—	3.2
Amortization of equity method fair value adjustment at acquisition	—	(0.7)	—	—	—	—	—	—	(0.7)
Other operating (income) expenses	0.4	(2.7)	0.1	—	—	0.1	—	—	(2.1)
Interest expense	0.9	2.5	0.7	—	—	7.2	—	25.2	36.5
Loss on early extinguishment or restructuring of debt	—	—	—	—	—	2.5	—	—	2.5
Gain on sale and deconsolidation of subsidiary	—	—	—	—	(102.1)	—	—	—	(102.1)
Other (income) expense, net	—	(1.0)	0.1	—	0.1	—	0.2	(0.5)	(1.1)
Foreign currency (gain) loss (included in cost of revenue)	—	(0.5)	—	—	—	—	—	—	(0.5)
Income tax (benefit) expense	5.2	—	—	—	—	—	(0.3)	(0.5)	4.4
Noncontrolling interest	0.9	1.6	—	—	19.9	(1.3)	(0.6)	—	20.5
Bonus to be settled in equity	—	—	—	—	—	—	—	0.4	0.4
Share-based payment expense	—	0.9	—	—	0.1	0.7	0.2	2.9	4.8
Non-recurring items	—	—	—	—	—	—	—	—	—
Acquisition and disposition costs	0.9	—	—	0.1	2.5	2.6	—	0.4	6.5
Adjusted EBITDA	$ 25.5	$ 18.0	$ 3.6	$ 2.4	$ (9.2)	$ (11.3)	$ (1.2)	$ (12.0)	$ 15.8
Total Core Operating Subsidiaries	$ 49.5								

© HC2 HOLDINGS, INC. 2019

Reconciliation of U.S. GAAP Income (Loss) to Pre-tax Insurance AOI (in millions) Three Months Ended June 30, Six Months Ended June 30, Increase / Increase / 2019 2018 (Decrease) 2019 2018 (Decrease) Net income (loss) - Insurance segment $ 30.3 $ 0.6 $ 29.7 $ 64.1 $ 1.8 $ 62.3 Effect of investment (gains) (1) 0.5 (4.5) 5.0 (5.5) (7.0) 1.5 Bargain Purchase Gain (1.1) — (1.1) (1.1) — (1.1) Acquisition costs 1.6 0.8 0.8 1.8 1.1 0.7 Insurance AOI 31.3 (3.1) 34.4 59.3 (4.1) 63.4 Income tax expense (benefit) 1.7 3.6 (1.9) 2.4 6.8 (4.4) Pre-tax Insurance AOI $ 33.0 $ 0.5 $ 32.5 $ 61.7 $ 2.7 $ 59.0 (1) The Insurance segment revenues are inclusive of realized and unrealized gains and net investment income for the three and six months ended June 30, 2019 and 2018. Such adjustments are related to transactions between entities under common control which are eliminated or are reclassified in consolidation. © HC2 HOLDINGS, INC. 2019